PARTICIPATING LOAN INTERESTS	12 Months Ended
Dec. 31, 2018
Participating Loan Interests [Abstract]
PARTICIPATING LOAN INTERESTS
PARTICIPATING LOAN INTERESTS
Participating loan interests represent interests in certain properties in Australia that do not provide the partnership with control over the entity that owns the underlying property and are held at fair value through profit or loss (“FVTPL”) on the consolidated balance sheet. The instruments, which are receivable from a wholly-owned subsidiary of Brookfield Asset Management, have contractual maturity dates of September 26, 2020 and February 1, 2023, subject to the partnership’s prior right to convert into direct ownership interests in the underlying commercial properties, and have contractual interest rates that vary with the results of operations of those properties.

The outstanding principal of the participating loan interests relates to the following properties:

(US$ Millions)	Participation interest		Carrying value
Name of property	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Darling Park Complex, Sydney	30%	30%	$268	$251
IAG House, Sydney(1)	—%	50%	—	111
Jessie Street, Sydney(1)	—%	100%	—	155
Total participating loan interests			$268	$517

(1)
In the third quarter of 2018, the partnership amended its agreements to allow the partnership to acquire the trust that holds these underlying properties instead of acquiring the properties directly. This amendment resulted in a change of control, which results in the partnership consolidating the results of these entities.

For the year ended December 31, 2018, the partnership recognized interest income on the participating loan interests of $17 million (2017 - $27 million; 2016 - $32 million) and fair value gains of $36 million (2017 - $59 million; 2016 - $29 million).